Exhibit 99.1

Old National Bancorp Investment Thesis Financial Data as of 12-31-12 Dated: February 7, 2013
Old National Bancorp Investment Thesis Executive Summary Slides 2 to 10 Financial Data as of 12-31-12 Dated: February 7, 2013
Disclosures Forward-Looking Statement This Investment Thesis contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National's financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations), ability of Old National to execute its business plan (including its pending branch transaction with Bank of America) and satisfy the items addressed in Old National's Consent Order with the Office of the Comptroller of the Currency, changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of Old National's internal controls, failure or disruption of our information systems, failure to adhere to or significant changes in accounting, tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this Investment Thesis and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this Investment Thesis, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this Investment Thesis. Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.
Why Old National Bancorp? Focused on driving core net income Conservative and consistently applied credit stance since before current cycle has led to strong credit quality No subprime business Lending to clients we know in our footprint Transforming footprint to higher-growth markets Commitment to providing long-term shareholder value Strategic decisions valued for long-term potential Strong capital, excess liquidity provide flexibility for future acquisition opportunities Continued opportunities on expenses Commitment to communities within our footprint 93,103 associate volunteer hours in 2012
Commitment to Excellence Commitment to Excellence
Corporate Summary Corporate Summary Corporate Summary Corporate Summary Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com 1 Non-GAAP financial measure - refer to Appendix for reconciliation
The Old National Landscape MSA Market Rank Deposit Market Share Bloomington, IN 1 22.2% Central City, KY 1 40.0% Danville, IL 1 16.1% Evansville, IN-KY 1 31.5% North Vernon, IN 1 37.7% Columbus, IN 2 26.4% Jasper, IN 2 25.2% Seymour, IN 2 26.3% Terre Haute, IN 2 14.5% Vincennes, IN 2 26.6% Washington, IN 2 30.5%
Deposit / Unemployment Distribution Deposit / Unemployment Distribution 43.9% / 7.7% .6% / 8.3 1.9% / 9.1% 0% / 9.8% 40.7% / 8.4% 12.9% / 7.6% % of ONB's Indiana deposits1 / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics December 2012 Unemployment: Indiana = 8.2% Illinois = 8.7% Kentucky = 8.1% Ohio = 6.7% Michigan = 8.9% USA = 7.8% 1 Based on 6-30-12 FDIC Summary of Deposits-including impact of 4Q12 consolidations 78% of ONB deposits1 are in Indiana-majority are in regions with lowest unemployment
Our Indiana Footprint Economic Vital Signs Economic Vital Signs * Preliminary Strong Stable or Mixed Decline Sources: US Bureau of Labor Statistics, US Dept. of Labor, Stats Indiana, Indiana Association of Realtors, Yahoo Finance, IN Dept. of Revenue
Full-Year 2012 Highlights Net income of $91.7 million, or $.95 per share Highest net income since 2002 26% increase in net income over 2011 $72.5 million, or $.76 per share, in 2011 140% increase in net income over 2010 $38.2 million, or $.44 per share, in 2010 Improvement in earnings driven by Well executed acquisitions Organic loan growth of $284.3 million 6.9% excluding acquired and covered loans Improvement in credit costs Lowest net charge-off ratio since 1999 Continued focus on reducing noninterest expenses
Old National Bancorp Investment Thesis Financial Data as of 12-31-12 Dated: February 7, 2013
Pre-Tax, Pre-Provision Income1 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Pre-Tax, Pre-Provision Income, Net of Securities Gains and Merger and Integration Expenses1 Accretion income is defined as the amortization/accretion of the discounted carry value of acquired assets and liabilities (excludes contractual interest). $ in millions $28.2 $34.4
Net Interest Margin1 1 Fully taxable equivalent basis 3.67% 3.96% 4.20% 2 ONB Core includes contractual interest income of Monroe, Integra and IN Community loans 2 4.20% Earning assets reflect purchased assets, net of discount 4.26% 4.09% 4.34%
Asset/Liability/Revenue Composition *Consumer Loans consist of 22% direct, 44% indirect and 34% HELOC. Period-End 12-31-12 Full-Year 2012 Assets Liabilities Total Revenues, excluding Securities Gains *Other Income includes .8% for Mortgage Banking Revenue, 1.3% for Company-Owned Life Insurance, 2.6% for Investment Product Fees and 4.5% for Other Income
Average Loan Trends $ in millions - Quarterly averages - excludes residential loans and leases held for sale 1 1 Includes both covered and non-covered loans
Loan Portfolio at December 31, 2012 Excel.Chart.8 $55.6 Comml, $182.8 CRE, $98.0 HELOC, $35.9 Resi Mortg $ in millions - period-end balances
Conservative Lending Limits/Risk Grades Conservative Lending Limits/Risk Grades In-house lending limits conservative relative to ONB's legal lending limit at 12-31-12 of $109.8 million per borrower 1Includes entire relationship with borrower Borrower1 Asset Quality Rating (Risk Grades) 8 - Classified (Problem) 9 - Nonaccrual
Quick Home Refi (QHR) Product Statistics Quick Home Refi (QHR) Product Statistics Based on December 31, 2012 portfolio data Based on December 31, 2012 portfolio data Term 10 years 24% 15 years 32% 20 years 14% 25 years 11% 30 years 19% Production 7-1-12 to 12-31-12 Average loan outstanding $89,099 Average yield of closed loans 3.70% Average Credit Score 779 Average FICO 308 Average debt to income 19% Average loan to value 59% Portfolio balance as of December 31, 2012 = $554.6 million
Loan Concentrations - Excluding Covered Loans At 12-31-12 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio
Purchased Impaired Loans $ in millions Monroe Bancorp Integra Bank Indiana Community Bancorp
Credit Quality - Net Charge-Offs $5.2 $4.9 $5.0 $3.0 $1.8 $ in millions ($.1) $.8 $.2 $3.0 $1.1 ($.5) $.4 $1.2 $.9 $.7 1 Includes both covered and non-covered loans 1 ONB Consolidated 0.27% 0.56% 0.40% 0.71% 0.36% 0.13% 0.03% 0.17% $.5 $.6 ($.8) $.0 $.4 0.49% 0.17%
Credit Quality - Excluding Covered Loans 1 Does not reflect impact of $17.4 million remaining loan discount on Monroe's loan portfolio or the $61.0 million loan discount on Indiana Community's loan portfolio 1
Credit Quality - ALLL and Mark Summary Credit Quality - ALLL and Mark Summary $ in millions 1 Non-GAAP financial measure which management believes useful to demonstrate that the remaining discount considers credit risk and should be included as part of total coverage N/A = not applicable
Covered Assets Covered Assets Covered Assets $ in millions - period-end balances vs. quarterly average balances as shown on slide 12 $ in millions - period-end balances vs. quarterly average balances as shown on slide 12 *Covered loans shown net of $144.4 million discount Commercial Loans *On this portfolio of covered loans, the FDIC will reimburse Old National for 80% of the losses up to $275.0 million, 0% of losses from $275.0 million up to $467.2 million and 80% of losses in excess of $467.2 million.
Credit Quality - Excluding Covered Loans Credit Quality - Excluding Covered Loans 30+ Day Delinquent Loans Specific Segment Overview 1As a % of end of period loans Peer Group data per SNL Financial See Appendix for definition of Peer Group
$ in millions Credit Quality - Excluding Covered Loans
$ in millions Credit Quality - Excluding Covered Loans
Shared National Credits - Excludes Covered Loans Shared National Credits - Excludes Covered Loans *All but one in Indiana, Kentucky or Illinois **ONB's risk grade scale is 0 (investment grade) to 9 (nonaccrual)
Investment Portfolio Investment Portfolio *Includes market value for both available for sale and held to maturity securities Effective Duration of 3.41 at Sept. 30, 2012 and 3.57 at Dec. 31, 2012
Other Classified Assets Other Classified Assets
Securities with OTTI Securities with OTTI
Municipal Bond Portfolio by State IN TX PA KY MO All Other 0.357 0.137 0.04 0.061 0.047 0.332 Based on book value at 12-31-12 Illinois exposure consists of 27 bonds representing 1.4% of entire municipal portfolio
CD Maturity Schedule CD Maturity Schedule Represents CD maturities at December 31, 2012 Opportunity exists to lower deposit costs
Tangible Common Book Value1 Acquired Monroe Bancorp 1-1-11 FDIC acquisition of Integra Bank 7-29-11 1 Non-GAAP financial measure management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Acquired IN Community Bancorp 9-15-12 January 24, 2013 actions Board approved 11.1% increase in quarterly cash dividend to $.10 per share Board approved authorization to repurchase up to 2.0 million shares for the period ending January 31, 2014 Repurchased 250,000 shares of stock during 4Q12 ONB's capital strategy
Capital Ratios Peer Group data per SNL Financial - See Appendix for definition of Peer Group and Non-GAAP reconciliation
M&A Strategy Branch acquisition FDIC assisted transaction Whole bank purchase Must enhance Old National's mission of being a true "community bank" Must align both strategically and culturally Must meet/exceed financial targets Must pass rigorous due diligence process
M&A Strategy Focus on community banking, client relationships and consistent quality earnings Target geographic markets Mid-sized markets within or near existing franchise with average to above average growth rates In market community banks where significant cost saves could be achieved
Transforming Old National's Landscape1 Shifting to higher-growth markets from lower- growth markets Entry and fill-in of existing higher-growth markets through strategic acquisitions Acquired 151 branches Sale or consolidations in lower-growth, non-core markets Consolidated 103 branches Sold 17 branches Expected sale of 2 branches in February, 2013 1 2004 to February 1, 2013 Transaction subject to regulatory approval
Transforming Old National's Landscape Returned to community bank model 2004 2005 Sold non- strategic market - Clarksville, TN - 5 branches 2006 Sold non- strategic market - O'Fallon, IL - 1 branch 2007 2008 2009 2010 2011 2012 2013 Acquired St. Joseph Capital - entry into Northern IN market Acquired 65 Charter One branches throughout Indiana Acquired Monroe Bancorp - Enhanced Bloomington, IN presence Acquired IN Community - entry into Columbus, IN FDIC-assisted acquisition of Integra Bank Sold non- strategic market - Chicago- area - 4 branches Consolidation of 21 branches Pending sale of branches Announced acquisition of 24 BofA branches Consolidation of 2 branches Consolidation of 8 branches Consolidation of 1 branch Consolidation of 10 branches Consolidation of 12 branches Consolidation of 44 branches Consolidation of 5 branches Sold 7 branches
ONB Acquired Monroe Bancorp Transaction closed 1-1-11 Provides #1 market share in Monroe County (Bloomington, Indiana) Home to Indiana University Market has above-average growth rates and lower unemployment vs. state of Indiana Systems conversion occurred 5-14-11 Balance sheet acquired1 $419.4 million in total loans $574.0 million in total deposits 15 branch locations Consolidated 6 locations at conversion date 203 associates 1Balances at 3-31-11
FDIC Acquisition of Integra Bank, NA Transaction Due Diligence Financial Impact Capital Closing / Conversion Purchased $1.8 billion in assets1 and assumed $1.8 billion of liabilities2 from the FDIC as receiver of Integra Bank, NA, Evansville, IN Approximately $.7 billion in loans covered by FDIC loss share agreement 80 / 20 loss share agreement with the FDIC subject to certain thresholds Assets discount bid = 9.74% of covered assets 1.00% core deposit premium Conducted multiple due diligences Gleaned valuable knowledge of FDIC process from other financial institutions Utilized third-party expertise Immediately accretive to EPS in 2011, excluding one-time charges of $11.1 million Expected 2012 EPS accretion $.20 to $.25 per share Expected cost saves of 75% Exceeds internal rate of return targets Pro forma efficiency ratio to mid 60's% in 2012 Create goodwill of $16.9 million No additional capital raise needed All regulatory approvals were received Transaction closed July 29, 2011 System conversion December 9, 2011 1 Including fair value of $.8 billion in loans and other real estate owned, $.5 billion of marketable securities and $.3 billion of cash and cash equivalents 2 Including approximately $1.4 billion in customer deposits - no brokered deposits were assumed
ONB Acquired Indiana Community Transaction Due Diligence Financial Impact Capital TARP Repayment Acceptable Risk Profile Closing Consideration: 100% stock transaction at an exchange ratio of 1.9455, resulting in 6.6 million shares issued Deal value = $88.5 million based on average ONB closing price of $13.356 Tangible premium/core deposits (deposits less jumbo CDs) of .23% Price to tangible book of 101.4% Comprehensive review of all operations and business lines Extensive credit review Obtained in-depth look at culture Expected EPS accretion of more than $.06 to $.08 per share in first full year, excluding one- time charges of approximately $14 to $15 million Expected cost saves of over 35% Exceeds internal IRR hurdle Loan mark estimated at $85.1 million, or 14.6% of total loans Created goodwill of $85.6 million No additional capital raise needed INCB redeemed TARP prior to closing Strong cultural fit Transaction closed and system converted weekend of September 15, 2012
ONB to Acquire 24 Bank of America Branches 24 full-service branches 4 in Northern Indiana 20 in Southwest Michigan Total deposits of $778.8 million1 Deposit premium of 2.94% Total loans of $7.7 million1 2014 accretion of $.03 to $.05 per share One-time acquisition/conversion costs of $5.0 million Transaction anticipated to close 3Q12, subject to regulatory approval and customary closing conditions 1 Deposit and loan balances as of August 2012
Old National Bancorp Appendix
Committed to Strong Corporate Governance Stock ownership guidelines have been established for named executive officers as follows: As of December 31, 2012, each named executive officer has met their stock ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement ownership requirement
Non-GAAP financial measures management believes is useful in evaluating the financial results of the Company 20.6% (1.2%) 7.9% 17.9% Non-GAAP Reconciliations
Non-GAAP Reconciliations Non-GAAP Reconciliations Non-GAAP financial measures management believes is useful in evaluating the financial results of the Company
Non-GAAP Reconciliations Non-GAAP Reconciliations Non-GAAP financial measures management believes is useful in evaluating the financial results of the Company
Non-GAAP Reconciliations Non-GAAP Reconciliations Non-GAAP financial measures management believes is useful in evaluating the financial results of the Company
ONB's Peer Group ONB's Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB
Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com